               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 Lazare Kaplan International Inc.
..................................................................
        (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


..................................................................

     (2) Aggregate number of securities to which transaction applies:


.............................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


.............................................................

     (4) Proposed maximum aggregate value of transaction:


.............................................................

     (5)  Total fee paid:


.............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


..................................................................

     (2) Form, Schedule or Registration Statement No.:


..................................................................

     (3) Filing Party:


..................................................................

     (4) Date Filed:


..................................................................

[LOGO]                  LAZARE KAPLAN INTERNATIONAL INC.
                               19 West 44th Street
                            New York, New York 10036

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           Thursday, November 11, 2004

                                   ----------

     The Annual Meeting of Stockholders of Lazare Kaplan International Inc. will be held on Thursday, November 11, 2004 at 10:00 A.M. at the Sofitel Hotel, 45 West 44th Street, Second Floor, Trocadero Room, New York, New York 10036 for the following purposes:

          1.   To elect directors for the ensuing year;

          2. To ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending May 31, 2005; and

          3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 13, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

                                         By Order of the Board of Directors,

                                         LEON TEMPELSMAN,
                                         President

New York, New York
October 7, 2004

--------------------------------------------------------------------------------
                                    IMPORTANT

Management invites you to attend the meeting in person, but if you are unable to be present personally, please date, sign and return the enclosed proxy as promptly as possible. No postage is required if the proxy is returned in the enclosed envelope and mailed in the United States.
--------------------------------------------------------------------------------

                        LAZARE KAPLAN INTERNATIONAL INC.
                               19 West 44th Street
                            New York, New York 10036

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                       2004 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to stockholders of Lazare Kaplan International Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Thursday, November 11, 2004 at the Sofitel Hotel, 45 West 44th Street, Second Floor, Trocadero Room, New York, New York 10036 and any adjournment or adjournments thereof (the "Annual Meeting"). This Proxy Statement, the attached Notice of Annual Meeting, the accompanying form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended May 31, 2004 are first being sent to stockholders of the Company on or about October 7, 2004.

     The record date for stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting is the close of business on September 13, 2004 (the "Record Date"). On the Record Date, there were issued and outstanding 8,484,027 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"). All of such shares are of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder's name.

     Presence in person or by proxy of holders of 4,242,014 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, (i) the affirmative vote by the holders of a plurality of the shares represented at the Annual Meeting and entitled to vote will be required to act on the election of directors and (ii) the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting and entitled to vote will be required to act on all other matters to come before the Annual Meeting, including to ratify the selection of BDO Seidman, LLP as independent auditors for the current fiscal year.

     In accordance with applicable law, all stockholders of record on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote "against" the matter, even though a stockholder may interpret such action differently.

     A proxy submitted by a stockholder may also indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares of Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the shares. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from their beneficial owners. Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of directors and ratification of the appointment of the independent accountants, since such matters are considered to be routine. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "nonvoted shares") will be considered shares not present and not entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. (Shares voted to abstain as to a particular matter will not be considered nonvoted shares).

     A proxy in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, the shares represented thereby will be voted FOR (i) the election of the persons nominated herein as directors and (ii) the ratification of the selection of BDO Seidman, LLP as the Company's independent auditors for the current fiscal year, as well as in the discretion of the proxies with respect to such other business as properly may come before the Annual Meeting.

     Each proxy granted may be revoked by the person who granted it at any time
(i) by giving written notice to such effect to the Secretary of the Company,
(ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

                            1. ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

     Six directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and have qualified. The six nominees for directors consist of persons currently serving as directors of the Company.

     Set forth below are the names, principal occupations and certain other information concerning the nominees.

                                         Positions and Offices With                   Director
         Name                          Company or Principal Occupation                  Since    Age
         ----                          --------------------------------               --------   ---
Maurice Tempelsman.....   Chairman of the Board of the Company since April 1984;
                             General Partner of Leon Tempelsman & Son, an
                             investment limited partnership, since January 1984       1984        75

Leon Tempelsman........   Vice Chairman of the Board of the Company since April
                             1984; President of the Company since April 1986;
                             General Partner of Leon Tempelsman & Son since January
                             1984                                                     1984        48

Lucien Burstein........   Of Counsel, Warshaw Burstein Cohen Schlesinger & Kuh,
                             LLP, Attorneys since January 1, 2000; partner of such
                             firm for more than five years prior thereto; Secretary
                             of the Company since 1984                                1984        82

Myer Feldman...........   Attorney, self employed since December 1999; Attorney,
                             Partner, Ginsburg, Feldman and Bress, Chartered
                             Attorneys for more than five years prior thereto;
                             Director and Chairman of the Board of Totalbank since
                             1986                                                     1984        87

Robert A. Del Genio....   Member and Co-Founder, Conway Del Genio, Gries & Co.,
                             Financial Advisors, since April 1998; Partner, Ernst &
                             Young, LLP, Certified Public Accountants and
                             Consultants, for more than five years prior thereto      2001        46

Richard A. Berenson....   Business Consultant since 2002; Managing Partner of
                             Berenson & Company, LLP for more than five years prior
                             thereto; Director and Chairman of the Audit Committee
                             of Monro Muffler Brake, Inc. since 2003                  2003        69

     Unless directed to the contrary, the persons named in the proxy will vote the shares represented thereby FOR the election of the nominees listed above. Management is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, which is not anticipated, the persons named in the proxy will vote for the election of such other person or persons as management may recommend.

     The Company has standing Audit, Compensation and Stock Option Committees of the Board of Directors. The current members of each committee hold office until the next annual meeting of the Board of Directors and until their respective successors have been elected and qualified. The Audit Committee consists of Richard A. Berenson (who serves as Chairman of the Audit Committee), Robert A. Del Genio, Lucien Burstein and Myer Feldman. The Compensation Committee consists of Richard A. Berenson, Robert A. Del Genio, Lucien Burstein and Myer Feldman. The Stock Option Committee consists of Richard A. Berenson, Robert A. Del Genio, Lucien Burstein and Myer Feldman. The Board of Directors does not have a Nominating Committee or a committee performing such functions. Pursuant to
Section 804 of the American Stock Exchange's Company Guide, such a committee is not required. All persons nominated for membership on the Board of Directors are recommended and selected by a majority of the independent directors comprising the then current Board of Directors. Four members of the Board of Directors, constituting a majority, are considered to be "independent." These members are Richard A. Berenson, Robert A. Del Genio, Lucien Burstein and Myer Feldman.

     It is the Company's policy that all directors are invited to and encouraged to attend Annual Meetings of Stockholders, and all members of the Board of Directors attended the Annual Meeting of Stockholders held on November 6, 2003.

     The Audit Committee confers with the independent auditors and financial officers of the Company, oversees the Company's internal controls, audits, financial reporting and compliance programs, recommends to the Board of Directors the independent auditors to be selected to audit the Company's annual financial statements and oversees the activities of the auditors, reviews reports submitted by the auditors, establishes or reviews and monitors compliance with codes of conduct of the Company, inquires about procedures for compliance with laws and regulations relating to the management of the Company, approves any special assignments given to the independent auditors and reports and makes recommendations to the Board of Directors. The Board of Directors adopted an Amended and Restated Charter for the Audit Committee in August 2004, a copy of which is attached as Exhibit A to this Proxy Statement. Messrs. Berenson, Burstein, Del Genio and Feldman are "independent" members of the Board of Directors as defined by the applicable listing standards of the American Stock Exchange. The Board of Directors has determined that Mr. Berenson is an "audit committee financial expert," as that term is defined in the recently adopted rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002. Further information on the responsibilities of the Audit Committee is set forth in the Audit Committee Report below.

     The Compensation Committee is responsible for recommending to the Board of Directors policies with respect to compensation and benefits of the Chairman of the Board and the Vice Chairman of the Board and President of the Company and for fixing the compensation and benefits of the other executive officers of the Company.

     The Stock Option Committee is responsible for administering the Company's 1988 Stock Option Incentive Plan (the "1988 Plan") and the Company's 1997 Long Term Stock Incentive Plan, as amended (the "1997 Plan" and the 1997 Plan together with the 1988 Plan, collectively, the "Plans"), including the designation of employees to be granted options, prescribing the terms and conditions of options granted under the Plans, interpreting the Plans and making all other determinations deemed necessary for the administration of the Plans. The duties of the Compensation Committee and Stock Option Committee are more fully set forth in the Board Compensation Committee Report on Executive Compensation below.

     During the fiscal year ended May 31, 2004, there were three meetings of the Board of Directors, four meetings of the Audit Committee, one meeting of the Compensation Committee and one meeting of the Stock Option Committee. In addition to these meetings, the Board of Directors acted by unanimous consent on five occasions. Each incumbent director attended at least 75% of the total number of meetings of the Board and all of the committees thereof on which he served during the fiscal year. All outside directors receive a fee equal to $6,250 per quarter, except for Mr. Berenson, who receives an additional $1,250 per quarter for serving as Chairman of the Audit Committee.

Audit Committee Report

     The Audit Committee has reviewed and discussed with the management of the Company the audited financial statements as of and for the fiscal year ended May 31, 2004. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with its auditors their independence.

     The Audit Committee functions pursuant to the Amended and Restated Charter referred to above. The Audit Committee discusses with the Company's independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     Based upon the Audit Committee's discussions with management and the independent auditors referred to above and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended May 31, 2004.

     Each member of the Audit Committee is "independent" under the rules of the American Stock Exchange as currently in effect. In addition, the Board of Directors has determined each of the Audit Committee members to be financially literate and Richard A. Berenson to be a "financial expert," as that term is defined in Item 401(h) of Regulation S-K.

                                                SUBMITTED BY THE AUDIT COMMITTEE
                                                   Richard A. Berenson, Chairman
                                                             Robert A. Del Genio
                                                                    Myer Feldman
                                                                 Lucien Burstein

Auditors and Fees

     The Audit Committee appointed Ernst & Young LLP ("E&Y") as the Company's independent auditor for the past fiscal year.

     The Board has dismissed E&Y as the Company's independent auditor. This decision to dismiss E&Y did not involve any disagreements with E&Y and the Company.

     The Company, with the approval of the Audit Committee, interviewed other major independent accounting firms to be the Company's independent auditor for the current fiscal year. After a thorough search process, the Company, with the approval of the Audit Committee, selected BDO Seidman, LLP to be the Company's independent auditor for the current fiscal year.

     The reports of E&Y on the Company's financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the last three fiscal years ended May 31, 2004, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference thereto in E&Y's report on the financial statements for such years.

     During the last three fiscal years ended May 31, 2004, there have been no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

     The following table shows the fees paid or accrued for audit services and fees paid or accrued for audit-related, tax and all other services rendered by E&Y for each of the last two fiscal years:

                                             Fiscal Year 2004   Fiscal Year 2003
                                             ----------------   ----------------
Audit Fees(1)                                    $309,000          $277,500

Audit-Related Fees(2)                                  --                --

Tax Fees(3)                                            --                --

All Other Fees(4)                                      --          $ 15,000(5)

----------
(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's public reports or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of assurance and related services by E&Y that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."

(3) Tax Fees consist of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4) All Other Fees consist of fees billed for products and services provided by E&Y, other than the services reported in the sections above.

(5) Consists of fees paid to E&Y for Fiscal 2003 for the Company's Employee Benefit Plan Audit.

Audit Committee Pre-Approval Policy

     The policy of the Audit Committee is to require that all audit and non-audit services to be provided to the Company by the Company's auditors must be approved by the Audit Committee before such services are provided by the auditors.

Security Ownership

     The following table sets forth information regarding the ownership of shares of the Common Stock as of September 13, 2004 by those persons known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock. All information in the table is based upon reports filed by such persons with the Securities and Exchange Commission and upon responses to questionnaires submitted by such persons to the Company in connection with the preparation of this proxy statement. Except as noted in the footnotes, such persons have indicated that they have the sole power to vote and to dispose of their respective shares of the Common Stock.

                                                           Amount and
                                                            Nature of
                    Name and Address                       Beneficial    Percent
                   of Beneficial Owner                      Ownership   of Class
                   -------------------                     ----------   ---------
Maurice Tempelsman(1)...................................    4,533,825     53.4%
   19 West 44th Street
   New York, New York 10036
Leon Tempelsman(2)......................................    3,146,753     37.1%
   19 West 44th Street
   New York, New York 10036
Fifth Avenue Group LLC(3)...............................    2,151,103     25.4%
   1 Rockefeller Plaza
   New York, New York 10020
Dimension Fund Advisors Inc. (4)........................      513,250      6.0%
   1299 Ocean Avenue
   Santa Monica, California 90401

----------
(1) Consists of 1,730,409 shares owned directly by Maurice Tempelsman, 1,528,416 shares owned by Leon Tempelsman & Son, a New York limited partnership ("LTS") of which each of Maurice Tempelsman and Leon Tempelsman, as sole general partners, has sole power to vote and dispose, 95,000 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the 1997 Plan and 1,180,000 shares subject to an irrevocable proxy (the "Fifth Avenue Proxy") from Fifth Avenue Group, LLC, a New York limited liability company ("Fifth Avenue"), given to Maurice and Leon Tempelsman in connection with the transaction described under "Certain Transactions with Fifth Avenue Group". The Proxy is effective until the earlier of (i) January 18, 2010, (ii) the date on which neither Maurice Tempelsman nor Leon Tempelsman shall be the Chief Executive Officer or the President or the Chairman of the Company possessing managerial control over the Company's operations, subject to the direction of the Board of Directors of the Company or (iii) the date Fifth Avenue beneficially owns more shares of common stock of the Company than Maurice Tempelsman and Leon Tempelsman in the aggregate. Maurice Tempelsman disclaims beneficial ownership of the shares owned directly or as custodian by Leon Tempelsman, shares as to which Leon Tempelsman has been granted a proxy by any family members, and shares that are the subject of currently exercisable options granted to Leon Tempelsman.

(2) Consists of 77,000 shares owned directly by Leon Tempelsman, 2,240 shares held by the spouse of Leon Tempelsman, 26,816 shares owned by his sister, Rena Speisman, 2,708 shares owned by the estate of her late husband, 32,025 shares owned by his sister, Marcy Meiller, 34,641 shares owned by Rena Speisman as custodian for her children, and 1,600 shares held by his ex-brother-in-law, Scott Meiller, as to all of which shares Leon Tempelsman has been granted a proxy. Number and percentage of shares also include 34,641 shares held by Leon Tempelsman as custodian for his children, 226,666 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the Plans, 1,528,416 shares owned by LTS, of which each of Maurice and Leon Tempelsman, as the sole general partners, has sole power to vote and dispose and the 1,180,000 shares subject to the Fifth Avenue Proxy. Leon Tempelsman disclaims beneficial ownership of the shares owned directly by Maurice Tempelsman and shares that are the subject of currently exercisable options granted to Maurice Tempelsman.

(3) Consists of shares beneficially owned by Fifth Avenue. Matthew Fortgang and the Revocable Trust for the Benefit of Susan Fortgang dated May 23, 1996, each as members of Fifth Avenue, may be deemed to be a beneficial owner of such shares. Of the 2,151,103 shares, 1,180,000 are subject to the Fifth Avenue Proxy. The information contained herein is based solely on a
     Schedule 13G, dated January 2, 2002, of Fifth Avenue, as amended through February 26, 2002.

(4) Consists of shares as to which Dimensional Fund Advisors Inc., a registered investment advisor ("DFA"), possesses voting and/or dispositive power in its role as investment advisor or investment manager to certain registered investment companies and other investment vehicles (the "Funds"). DFA disclaims beneficial ownership of the shares held by the Funds. The information contained herein is based solely on a Schedule 13G, dated February 6, 2004, of DFA.

     The following table reflects as of September 13, 2004 the beneficial ownership of shares of Common Stock of the Company by each of the directors, nominees and executive officers and by all directors and officers as a group (seven persons).

                                                           Amount and
                                                            Nature of
                          Name                        Beneficial Ownership   Percent of Class
                          ----                        --------------------   ----------------
     Maurice Tempelsman(1)(2)......................         4,533,825                  53.4%
     Leon Tempelsman(1)(3).........................         3,146,753                  37.1%
     Myer Feldman..................................           239,659                   2.8%
     Lucien Burstein...............................             1,500         less than 0.1%
     Robert A. Del Genio...........................             1,000         less than 0.1%
     Richard A. Berenson...........................             1,000         less than 0.1%
     William H. Moryto(4)..........................            38,333                   0.5%
     All directors and officers as a group(1)-(4)..         5,253,654                  61.9%

----------
(1) Maurice Tempelsman, the Chairman of the Board and a director of the Company, is the father of Leon Tempelsman.

(2) Consists of 1,730,409 shares owned directly by Maurice Tempelsman, 1,528,416 shares owned by Leon Tempelsman & Son, a New York limited partnership ("LTS") of which each of Maurice Tempelsman and Leon Tempelsman, as sole general partners, has sole power to vote and dispose, 95,000 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the 1997 Plan and 1,180,000 subject to the Fifth Avenue Proxy. Maurice Tempelsman disclaims beneficial ownership of the shares owned directly or as custodian by Leon Tempelsman, shares as to which Leon Tempelsman has been granted a proxy by any family members, and shares that are the subject of currently exercisable options granted to Leon Tempelsman.

(3) Consists of 77,000 shares owned directly by Leon Tempelsman, 2,240 shares held by the spouse of Leon Tempelsman, 26,816 shares owned by his sister, Rena Speisman, 2,708 shares owned by the estate of her late husband, 32,025 shares owned by his sister, Marcy Meiller, 34,641 shares owned by Rena Speisman as custodian for her children, and 1,600 shares held by his ex-brother-in-law, Scott Meiller, as to all of which shares Leon Tempelsman has been granted a proxy. Also includes 34,641 shares held by Leon Tempelsman as custodian for his children, 226,666 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the Plans, 1,528,416 shares owned by LTS, of which each of Maurice and Leon Tempelsman, as the sole general partners, has sole power to vote and dispose and the 1,180,000 shares subject to the Fifth Avenue Proxy. Leon Tempelsman disclaims beneficial ownership of the shares owned directly by Maurice Tempelsman and shares that are the subject of currently exercisable options granted to Maurice Tempelsman.

(4) Consists of 38,333 shares that are the subject to currently exercisable options granted to Mr. Moryto pursuant to the 1997 Plan.

     Certain Transactions with Fifth Avenue

     On February 11, 2002 (the "Closing Date"), the Company sold to Fifth Avenue an aggregate of 1,305,000 shares of its common stock, par value $1.00 per share (including 1,180,000 shares issued and held in the Company's treasury ("Treasury Shares") and 125,000 authorized but unissued shares), at a price of $9.00 per share pursuant to a Stock Purchase Agreement ("SPA") dated as of January 18, 2002 with Fifth Avenue. The SPA provides for a ten-year standstill period commencing on the Closing Date ("Standstill Period") during which Fifth Avenue and its affiliates and associates will not acquire 24.9% or more of the outstanding shares of common stock of the Company, participate in any proxy dispute involving the Company, transfer their stock of the Company or interests in Fifth Avenue except as provided in the SPA or engage in certain other activities as described in the SPA.

     In connection with, and as a condition precedent to, the closing of the SPA, the Rights Agreement dated as of July 31, 1997 between the Company and ChaseMellon Shareholder Services, LLC ("Rights Agreement") was modified by an amendment thereto ("Amendment to Rights Agreement") dated as of January 17, 2002, between the Company and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, LLC), which, among other things, amended the definition of "Acquiring Person" as it applies only to Fifth Avenue, so that unless and until Fifth Avenue and its affiliates and associates (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934) own beneficially 24.9% (rather than 15% which would have applied without the amendment) or more of the common stock of the Company, Fifth Avenue will not be deemed an "Acquiring Person" for purposes of such Rights Agreement. Under the Rights Agreement, no person or entity, including Fifth Avenue, will be deemed to be an "Acquiring Person" if such person or entity's ownership exceeds the percentage threshold solely as a result of a decrease in the number of outstanding shares by virtue of a repurchase of stock by the Company or similar event Please note that Fifth Avenue currently beneficially owns 25.4% of the Company's shares due to the Company's share repurchase program, not through acquisitions by Fifth Avenue.

     Simultaneously with the execution and delivery of the SPA, Fifth Avenue, Maurice Tempelsman and Leon Tempelsman (the "Tempelsmans"), entered into a Shareholders Agreement dated as of January 18, 2002 ("Shareholders Agreement") pursuant to which, Fifth Avenue delivered to Maurice Tempelsman and Leon Tempelsman on the Closing Date an irrevocable proxy to vote the Treasury Shares purchased pursuant to the SPA on the Closing Date, subject to certain limitations, including an eight-year term. See footnotes 1 and 2 to "Security Ownership" under "Election of Directors" above. The Shareholders Agreement also provides, under certain circumstances effective upon the closing of the transactions contemplated by the SPA, that if the Tempelsmans should in the future want to sell all or any portion of their shares of common stock in the Company, Fifth Avenue shall have "tag along" rights and the Tempelsmans shall have "drag along" rights as described in the Shareholders Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and the Company under the Exchange Act and a review of written representations received by the Company, no person who at any time during the fiscal year ended May 31, 2004 was a director, executive officer or beneficial owner of more than 10% of the outstanding shares of Common Stock failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act, except that Director Richard Berenson's Form 4 for his purchase of the Company's stock and Directors Maurice Tempelsman's and Leon Tempelsman's Form 4s for their grant of options were not timely filed with the Securities and Exchange Commission. Mr. Berenson's Form 4 for this transaction has since been filed with the Securities and Exchange Commission.

Executive Compensation

     The Company's executive compensation program (other than as it relates to stock options) is administered by the Compensation Committee of the Board of Directors, and the Plans are administered by the Stock Option Committee of the Board of Directors. The Compensation Committee is currently comprised of all of the independent directors. The Stock Option Committee currently is comprised of all of the independent directors. The Compensation Committee annually recommends the cash compensation and benefits for the Chairman and the Vice Chairman and President and fixes the cash compensation and benefits for the other executive officers of the Company. Following Compensation Committee review and approval, all matters relating to compensation for the Chairman and the Vice Chairman and President (other than as it relates to stock options) are submitted to the full Board for approval. In its administration of the Plans, the Stock Option Committee, in its sole discretion, determines option recipients and the number of shares subject to each option.

Board Compensation Committee Report on Executive Compensation

Compensation Policies

     During Fiscal 2004, the following policies were used by the Compensation Committee to set a general framework within which specific compensation decisions were made.

     o The Company's executive pay program is intended to attract and retain top management talent and to motivate and reward performance.

     o Incentive compensation varies with relative Company performance and a given individual's contribution to that performance.

     o The 1997 Plan is designed to reinforce and encourage achievement of the Company's short-term and long-term financial and strategic goals by aligning the interests of certain key Company employees and the Company's stockholders.

Components of Compensation

Base Salary

     The Compensation Committee determined base salary levels by evaluating individual performance with specific input from the President (excluding input for his own performance). Increases in base salary were based upon periodic evaluations of such factors as demonstrated leadership ability, competitive trends within the industry, level of responsibility, and overall perceived future contribution to the Company.

Cash Bonus

     Bonus payments were recommended to the Board by the Compensation Committee for employees it felt performed exceptionally during the past year. This component of the compensation package is designed to reward past performance and encourage similarly exceptional future performance. Bonuses are paid after the end of the calendar year to which they relate.

Matching 401(k) Plan

     The Company offers all full-time employees in the United States and Puerto Rico the opportunity to participate in a matching 401(k) plan. The Company will match employee contributions in an amount equal to $.50 for every pre-tax dollar contributed by the employee up to a maximum of 6% of the first $20,000 of the employee's compensation, provided the Company's pre-tax earnings exceed $3.5 million for the fiscal year ending within the calendar year to which the matching contribution relates. For the year ended December 31, 2004, the Company did not make a matching contribution.

Stock Option Grants

     The Company periodically grants stock options in order to provide certain of its key employees with a long-term incentive award as part of a competitive total compensation package, and to reward them for their contribution to the ongoing process of achieving the Company's long-term goals. These grants are also intended to align the interests of the Company's key employees with those of the stockholders, thereby encouraging these employees to increase stockholder value.

     During Fiscal 2004, 208,000 options were granted under the 1997 Plan. The Stock Option Committee, in its sole discretion, determines option recipients and the number of shares subject to each option. In determining the number of shares to be covered by each option, the Stock Option Committee took into account the present and potential contributions of the respective participants to the success of the Company, the anticipated number of years of effective service remaining and such other factors as the Stock Option Committee deemed relevant in connection with accomplishing the purposes of the 1997 Plan.

     Each option granted under the 1997 Plan expires ten years after the date of grant and is exercisable at the fair market value of the shares subject to the option on the date of grant; except that incentive stock options granted to any person who, at the time the option is granted, owns stock possessing more than 10% of the combined voting power of all classes of the stock of the Company, expire five years after the date of grant and are exercisable at 110% of the fair market value of the shares subject to the option on the date of grant.

Compensation of the President

     In conjunction with an overall review of executive and employee compensation, and in light of the overall contributions made by Leon Tempelsman to the Company during the last fiscal year, Mr. Tempelsman's salary was $486,500 and he was awarded an $80,000 bonus. Mr. Tempelsman was granted 60,000 options under the 1997 Plan during Fiscal 2004. The Compensation Committee maintains the belief that Mr. Tempelsman's compensation still stands below the compensation of executives with similar responsibilities in companies of similar size. The Compensation Committee continues to recognize Mr. Tempelsman's contribution to the overall management of the Company and the Company's retention and expansion of its strategic and market positions in the world diamond market.

Submitted by Compensation Committee:   Submitted by Stock Option Committee:
------------------------------------   ------------------------------------
Lucien Burstein                        Lucien Burstein
Myer Feldman                           Myer Feldman
Robert A. Del Genio                    Robert A. Del Genio
Richard A. Berenson                    Richard A. Berenson

Executive Compensation

Summary of Compensation in Fiscal 2002, Fiscal 2003 and Fiscal 2004

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's chief executive officer and the other most highly compensated executive officers of the Company earning more than $100,000 during the fiscal year ended May 31, 2004.

                                                                                                  Long-Term
                                                                                                Compensation
                                                              Annual Compensation                  Awards
                                                  -------------------------------------------   ------------
                                                                                     Other
                   Name and                       Fiscal                            Annual         Options
              Principal Position                   Year     Salary    Bonus(1)   Compensation    (shares)(4)
              ------------------                  ------   --------   --------   ------------   ------------
Maurice Tempelsman ............................    2004    $301,000    $80,000         --           40,000
   Chairman of the Board                           2003    $274,333    $75,000         --               --
                                                   2002    $266,000         --         --          100,000
Leon Tempelsman................................    2004    $486,500    $80,000    $11,421(2)        60,000
   Vice Chairman of the Board and President        2003    $458,833    $75,000    $11,341(2)            --
                                                   2002    $450,000         --    $10,411(2)       115,000
William H. Moryto..............................    2004    $324,167    $60,000    $   801(3)        15,000
   Vice President and Chief Financial Officer      2003    $305,833    $50,000    $   754(3)        15,000
                                                   2002    $300,000         --    $   754(3)        20,000

(1) Bonuses are determined by the Compensation Committee based on the executive's performance. See Board Compensation Committee Report on Executive Compensation above.

(2) Includes (i) premiums paid by the Company on an individual life insurance policy purchased by the Company and (ii) an amount sufficient to reimburse the Executive for the federal, state and local income tax payable by him on account of the insurance policy on his life maintained by the Company under the Retirement Benefit Plan and on account of receipt of such reimbursement. See "Retirement Benefit Plan."

(3) Consists of premiums paid by the Company on an individual life insurance policy purchased by the Company.

(4) Consists of shares issuable on exercise of options granted under the 1997 Plan.

Stock Options Granted in Fiscal 2004

     The following table sets forth information concerning individual grants of stock options made during Fiscal 2004 to each executive officer listed in the Summary Compensation Table. The Company did not grant any stock appreciation rights during Fiscal 2004.

                                                             Option Grants in Fiscal 2004
                                              ----------------------------------------------------------
                                                                                                                 Potential
                                                                                                            Realizable Value at
                                                Number of                                                     Assumed Annual
                                               Securities      % of Total                                  Rates of Stock Price
                                               Underlying     Options/SARS                                   Appreciation For
                                              Options/SARS     Granted to       Exercise                      Option Term(3)
                                                 Granted        Employees     or Base Price   Expiration   --------------------
                   Name                        (shares)(1)   in Fiscal Year    (per share)       Date        5%         10%
                  -----                       ------------   --------------   -------------   ----------     --         ---
Maurice Tempelsman.........................     40,000(2)          19%            $8.80         4/08/09    $56,400    $163,200

Leon Tempelsman............................     60,000(2)          29%            $8.80         4/08/09    $84,600    $244,800

William H. Moryto..........................     15,000(2)          7%             $7.00         5/12/14    $66,000    $167,400

----------
(1) The right to purchase stock pursuant to all options outstanding is cumulative, and the optionees may exercise the right to purchase stock at any time and from time to time after the option has become exercisable and prior to the expiration, termination or surrender of the option. Each optionee who receives an option under the 1997 Plan agrees (a) to remain in the employ of either of the Company or its subsidiaries for at least one year from the date the option is granted but in no event later than the optionee's 70th birthday and (b) to refrain from engaging in the cutting and polishing of diamonds, directly or indirectly, for a period of two years after his or her employment by the Company or a subsidiary terminates. If an optionee fails to comply with either part of such an agreement, the Stock Option Committee, in its discretion, may require the optionee to resell to the Company all shares purchased pursuant to the option at the exercise price and to repay the Company any amounts paid to the optionee upon the surrender of all or part of an option.

     In the event of the termination of employment of an optionee for any reason except for cause, unless the option agreement provides otherwise, the option may be exercised or surrendered by the optionee or his or her legal representative within a period not to exceed the earlier of the balance of the option term or three months from the date of termination (one year in the case of a disabled employee or in the event of death or retirement after ten years of employment); provided that the Stock Option Committee may, in its absolute discretion, authorize the purchase of such additional shares subject to options as are not then exercisable. No option shall be exercisable by a participant after termination of employment or association for cause.

(2) All of such options are intended to be incentive stock options and become exercisable as to one-third (1/3) of the shares included in the grant on December 15 of each of 2004, 2005 and 2006.

(3) Based upon the per share closing market price on the day before the date of each grant, which was $8.00 on April 7, 2004 and $7.00 on May 11, 2004, and an annual cumulative appreciation at the rate stated of such market price through the expiration date of such options. Gains, if any, are dependent upon the actual performance of the Common Stock, as well as the continued employment of the executive officers through the vesting period. The potential realizable values indicated have not taken into account amounts required to be paid as income tax under the Internal Revenue Code of 1986, as amended, and any applicable state laws.

Stock Options Held at End of Fiscal 2004

     The following table indicates the total number and the value of exercisable and unexercisable stock options held as of May 31, 2004 by each executive officer named in the Summary Compensation Table. None of these executive officers exercised any options during Fiscal 2004.

                                         Aggregated Option Exercises in Fiscal 2004
                                           and Fiscal 2004 Year-End Option Values
                                         ------------------------------------------
                                     Number of Securities          Value of Unexercised
                                    Underlying Unexercised             In-the-Money
                                        Options/SARs at               Options/SARs at
                                       May 31, 2004 (#)             May 31, 2004 ($)(1)
                                  ---------------------------   ---------------------------
             Name                 Exercisable   Unexercisable   Exercisable   Unexercisable
             ----                 -----------   -------------   -----------   -------------
Maurice Tempelsman.............      95,000         60,000        $221,100       $31,900
Leon Tempelsman................     226,666         81,667        $289,117       $34,558
William H. Moryto..............      38,333         31,667        $ 84,600       $75,200

----------
(1) Based upon the per share closing price of $8.80 of the Common Stock on May 31, 2004.

Retirement Benefit Plan

     Effective June 1, 1997, the Company adopted a Retirement Benefit Plan (the "Retirement Plan") for the benefit of Leon Tempelsman (the "Executive"). Pursuant to the Retirement Plan, the Company will pay the Executive certain benefits upon his termination of employment depending upon the reason for such termination (i.e., death, disability, retirement or termination with or without cause) and his age at the time his employment terminates.

     In this connection, the Company has purchased an individual whole life insurance policy on the life of the Executive. The Retirement Plan permits the Company to borrow against the related life insurance policy to fund the retirement benefits payable to the Executive, and the Company expects to affect such borrowings. The amount the

Executive will receive upon his death will be determined by reference to the death benefit that would be payable under the relevant life insurance policy if such policy had remained in full force and effect and the Company had not borrowed against such policy beyond amounts required to fund his retirement benefits. The retirement benefits to which the Executive will be entitled under his Retirement Plan will be determined by reference to the cash surrender value the relevant life insurance policy would have at the time of his retirement if such policy had remained in full force and effect and the Company had not borrowed against such policy. The Retirement Plan provides that if, at the time the Company becomes obligated to pay a retirement benefit to the Executive, the insurer is unable, on account of financial distress, to pay or lend the Company any amount with respect to the relevant life insurance policy to which the Company may be entitled, the Company nevertheless will be obligated to make such payment and subsequent payments to the Executive determined by reference to the cash surrender value the relevant life insurance policy would have had at the time such payment became due if such policy had remained in full force and effect, the Company had not borrowed against such policy, and the earnings rate on such policy had been the minimum rate guaranteed by the insurer. The Company will pay the Executive an annual bonus in an amount equal to the income tax payable by the Executive on the value of the term insurance protection received by him in such calendar year. During Fiscal 2004, the Company paid a premium of $43,030 on behalf of the Executive and reimbursed him in the amount of $2,916 for the income tax costs of such Executive. See "Transactions with Management."

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     The Company has no employment contract with any of its executive officers named in the Summary Compensation Table, except for an employment letter dated as of May 15, 2000 between Mr. Moryto and the Company setting forth the terms of his employment relationship, which is at will. Mr. Moryto and the Company have also entered into a non-competition agreement effective as of May 15, 2000 pursuant to which he has agreed not to compete with the business of the Company or engage in the other activities referred to therein for a period of nine months following the termination of his employment. In consideration of his entering into such agreement, the Company has agreed to make payments equivalent to nine months of his then current compensation and to continue to provide insurance benefits in the event of the termination of his employment by the Company other than for cause, such amount to be paid in accordance with the Company's normal payroll practices.

     The incentive stock options granted by the Company to its executive officers provide that if employment with the Company is terminated for any reason other than retirement, the options must be exercised within the earlier of the balance of the option period or three months from the date of termination (one year in the case of termination as a result of death, disability or retirement following ten years of employment) unless otherwise extended by the Stock Option Committee. No option shall be exercisable by a participant after termination of employment or association for cause. Other than the Plans, the Company does not have any program providing compensation to its executive officers that is intended to serve as an incentive for performance to occur over a period longer than one fiscal year.

     Pursuant to the Retirement Plan, in the event the Executive retires or his employment is terminated within the two-year period following a change-in-control, he will be entitled to receive either (a) a lump sum payment in an amount determined by reference to the cash surrender value the relevant life insurance policy would have at the time his employment terminates if the policy had remained in full force and effect and the Company had not borrowed against the policy beyond amounts required to fund the Executive's retirement benefits, or (b) the same benefits to which he would have been entitled had he continued in the employ of the Company and retired upon attaining age 65.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors consists of Richard A. Berenson, Robert Del Genio, Myer Feldman, and Lucien Burstein. Messrs. Berenson, Del Genio and Feldman are not officers or employees of the Company. Mr. Burstein is the Secretary of the Company and of counsel to the law firm of Warshaw Burstein Cohen Schlesinger & Kuh, LLP, which firm serves as counsel to the Company. Mr. Burstein does not receive any compensation for serving as the Secretary of the Company and credits his director's fee against legal fees of his firm incurred by the Company for each period for which a directors' fee is paid. None of Messrs. Berenson, Del Genio, Feldman or Burstein is affiliated with any principal stockholder of the Company.

Comparative Performance by the Company

     The following graph compares the market performance of the Common Stock for the previous five fiscal years to the American Stock Exchange Market Value Index (the "AMEX Index") and a peer group of companies in the fine jewelry and accessories industry (the "Peer Group").

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG LAZARE KAPLAN INTERNATIONAL, INC., THE AMEX MARKET VALUE (U.S.) INDEX
                             AND A PEER GROUP

                                                     Cumulative Total Return
                                      ---------------------------------------------------
                                       5/99     5/00     5/01     5/02     5/03     5/04
LAZARE KAPLAN INTERNATIONAL, INC.     100.00    92.11    59.47    81.58    59.47    92.63
AMEX MARKET VALUE (U.S.)              100.00   114.43   113.29   122.22   119.37   161.56
PEER GROUP                            100.00   145.36   165.65   180.68   158.27   171.35

*$100 invested on 5/31/99 in stock or index-- including revinvestment of dividends.
Fiscal year ending May 31.

     The Peer Group consists of the following companies: A.T. Cross Company and Tiffany & Co. The Company's management is of the opinion that despite the existence of some similarities between the group of companies comprising its peer group and the Company, the Company is unique because of the product it produces, the markets in which its products are sold, and in its position as the only publicly traded diamond cutting and polishing company in the United States. Thus, comparisons made between the Company and the peer group are not necessarily accurate or reliable and do not necessarily reflect the relative performance data for the Company's primary competition.

     (1) The cumulative total return for the securities comprising the Peer Group and the AMEX Index assumes the reinvestment of dividends. The total return for the Common Stock does not assume the reinvestment of dividends, since no dividends were declared on the Common Stock during the measurement period. The weighing of the securities comprising each index, according to their market capitalization, has been calculated at the end of each monthly period.

     (2) The AMEX Index tracks the aggregate price performance of equity securities of companies traded on the American Stock Exchange. The Common Stock is traded on the American Stock Exchange.

Transactions With Management

     As described more fully above under "Retirement Benefit Plan," the Company will pay Leon Tempelsman an annual bonus in an amount equal to the income tax payable by Mr. Tempelsman on the value of the term insurance protection received by him in such calendar year.

Communications with Directors

     The Board of Directors has provided for a formal process for shareholders to send communications to the Board. In order to communicate with the Board of Directors, any individual director or the non-management directors, correspondence should be addressed to the Board of Directors or any such individual director or the non-management directors by either name or title. All such correspondence should be sent "c/o Secretary of the Company" at the Company's office at 19 West 44th Street New York, New York 10036. All communications received as set forth in the preceding paragraph will be opened by the office of the Company's Vice President and Chief Financial Officer for the sole purpose of determining whether the contents represent a message to the directors of the Company. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or the non-management directors, the Vice President and Chief Financial Officer's office will make sufficient copies of the contents to send to each director who is a member of the group to which the communication is addressed.

Code of Ethics

     The Board has adopted a Code of Ethics for the Company's President and senior financial officers, as required by the rules of the American Stock Exchange, the Company has in place a Code of Ethics in the Conduct of the Company's Business for the Company's directors, officers and employees. The Company has filed its Code of Ethics as Exhibit 14 to its Form 10-K Annual Report for the fiscal year ended May 31, 2004, as provided by rules of the Securities and Exchange Commission. The Company will provide to any person without charge, upon written request to the Company at the Company's office at 19 West 44th Street New York, New York 10036, a copy of the Code of Ethics.

                 2. RATIFICATION OF THE APPOINTMENT OF AUDITORS
                           (Item 2 on the Proxy Card)

     The Board of Directors has appointed the firm of BDO Seidman, LLP as independent auditors for the Company and its subsidiaries for the fiscal year ending May 31, 2005 and recommends that the stockholders ratify that appointment. If a majority of the shares are not voted in favor of ratification, the Board will consider the appointment of other auditors for the ensuing fiscal year. The Board is advised that there is and has been no relationship between BDO Seidman, LLP and the Company or any of its subsidiaries other than the rendition of professional services. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to questions.

     The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of BDO Seidman, LLP.

                                3. OTHER BUSINESS

     As of the date hereof, the Board of Directors does not know of any matter which will come before the meeting other than the business specified in the foregoing notice of meeting. However, the enclosed proxy gives discretionary authority if any other matters are presented at the meeting or any adjournment thereof and it is intended that the persons named in the proxy will vote in accordance with their best judgment.

Solicitation of Proxies

     Solicitation of proxies is being made by the Board of Directors through the mail, in person, and by telegraph and telephone. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to obtain voting instructions from the beneficial owners and will pay their expenses for so doing. The cost of soliciting proxies will be borne by the Company.

Stockholder Proposals for the 2005 Annual Meeting of Stockholders

     Stockholders who wish to have proposals included in the proxy statement and form of proxy to be furnished by the Board of Directors in connection with the Company's 2005 Annual Meeting of Stockholders must submit such proposals so that they are received by the Company no later than June 10, 2005. Please direct such proposals to the attention of the Secretary of the Company.

                                         By order of the Board of Directors,

                                         LEON TEMPELSMAN,
                                         President

New York, New York
October 7, 2004

                                                                       EXHIBIT A

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                              DATED AUGUST 11, 2004

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange ("AMEX"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically in separate executive sessions with management (including the chief financial officer and chief accounting officer), the internal auditors, if applicable, and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles.

Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

Review and discuss with management (including the senior internal audit executive, if applicable) and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K.

Review and discuss quarterly reports from the independent auditors on:

(i) All critical accounting policies and practices to be used;

(ii) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(iii) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors, if applicable. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

Ensure the rotation of the partners responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor.

Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

Review the significant reports to management prepared by the internal auditing department and management's responses, if applicable.

Compliance Oversight Responsibilities

Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

Obtain reports from management, the Company's senior internal auditing executive, if applicable, and the independent auditor that the Company is in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies and internal controls.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                       Audit Committee Pre-Approval Policy

     I.   STATEMENT OF PRINCIPLES

          The Audit Committee must pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Before the Company or any of its subsidiaries engages the independent auditor to render a service, the engagement must be either:

               (1)  specifically approved by the Audit Committee; or

               (2)  entered into pursuant to this Pre-Approval Policy.

          The appendices to this Pre-Approval Policy describe in detail the particular audit, audit-related, tax and other services that have the pre-approval of the Audit Committee pursuant to this Pre-Approval Policy. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee shall periodically revise the list of pre-approved services.

     II.  DELEGATION

          The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management the Audit Committee's responsibilities to pre-approve services performed by the independent auditor.

     III. AUDIT SERVICES

          The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. The Audit Committee shall approve, if necessary, any changes in terms resulting from changes in audit scope, Company structure or other matters.

          In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the audit services listed in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

     IV.  AUDIT-RELATED SERVICES

          Audit-related services, including internal control-related services, are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and/or the Company's internal control over financial reporting and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved the audit-related services listed in Appendix
B. All other audit-related services not listed in Appendix B, and all internal control-related services, must be specifically pre-approved by the Audit Committee.

     V.   TAX SERVICES

          The Audit Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee shall scrutinize carefully the retention of the independent auditor in connection with any tax-related transaction initially recommended by the independent auditor. The Audit Committee has pre-approved the tax services listed in Appendix C. All tax services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

     VI.  OTHER SERVICES

          The Audit Committee may grant pre-approval to those permissible non-audit services classified as other services that it believes would not impair the independence of the auditor, including those that are routine and recurring services. The Audit Committee has pre-approved the other services listed in Appendix D. Permissible other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

          A list of the Securities and Exchange Commission's (the "SEC") prohibited non-audit services is attached to this Pre-Approval Policy as Exhibit
1. The rules of the SEC and the Public Company Accounting Oversight Board (the "PCAOB") and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

     VII. PRE-APPROVAL FEE LEVELS

          The Audit Committee may consider the amount or range of estimated fees as a factor in determining whether a proposed service would impair the auditor's independence. Where the Audit Committee has approved an estimated fee for a service, the pre-approval applies to all services described in the approval. However, in the event the invoice in respect of any such service is materially in excess of the estimated amount or range, the Audit Committee must approve such excess amount prior to payment of the invoice. The Audit Committee expects that any requests to pay invoices in excess of the estimated amounts will include an explanation as to the reason for the overage. The Company's independent auditor will be informed of this policy.

     VIII. SUPPORTING DOCUMENTATION

          With respect to each proposed pre-approved service, the independent auditor must provide the Audit Committee with detailed back-up documentation regarding the specific services to be provided.

     IX.  PROCEDURES

          The Company's management shall inform the Audit Committee of each service performed by the independent auditor pursuant to this Pre-Approval Policy.

          Requests or applications to provide services that require separate approval by the Audit Committee shall be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer or other designated officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's and the PCAOB's rules on auditor independence.

                                                                      Appendix A

Pre-Approved Audit Services for Fiscal Year 2004
Dated: _______________, 2004

--------------------------------------------------------------------------------
Service                                                  Estimated Range of Fees
-------                                                  -----------------------
--------------------------------------------------------------------------------
Statutory audits or financial audits for subsidiaries
or affiliates of the Company
--------------------------------------------------------------------------------
Services associated with SEC registration statements,
periodic reports and other documents filed with the
SEC or other documents issued in connection with
securities offerings (e.g., comfort letters,
consents), and assistance in responding to SEC comment
letters
--------------------------------------------------------------------------------
Consultations by the Company's management as to the
accounting or disclosure treatment of transactions or
events and/or the actual or potential impact of final
or proposed rules, standards or interpretations by the
SEC, PCAOB, FASB, or other regulatory or
standard-setting bodies (Note: Under SEC rules, some
consultations may be "audit-related" services rather
than "audit" services)
--------------------------------------------------------------------------------

                                                                      Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2004
Dated: _______________, 2004

--------------------------------------------------------------------------------
Service                                                  Estimated Range of Fees
-------                                                  -----------------------
--------------------------------------------------------------------------------
Due diligence services pertaining to potential
business acquisitions/dispositions
--------------------------------------------------------------------------------
Financial statement audits of employee benefit plans
--------------------------------------------------------------------------------
Agreed-upon or expanded audit procedures related to
accounting and/or billing records required to respond
to or comply with financial, accounting or regulatory
reporting matters
--------------------------------------------------------------------------------
Consultations by the Company's management as to the
accounting or disclosure treatment of transactions or
events and/or the actual or potential impact of final
or proposed rules, standards or interpretations by the
SEC, PCAOB, FASB, or other regulatory or
standard-setting bodies (Note: Under SEC rules, some
consultations may be "audit" services rather than
"audit-related" services)
--------------------------------------------------------------------------------
Attest services not required by statute or regulation
--------------------------------------------------------------------------------

                                                                      Appendix C

Pre-Approved Audit-Related Services for Fiscal Year 2004
Dated: _______________, 2004

--------------------------------------------------------------------------------
Service                                                  Estimated Range of Fees
-------                                                  -----------------------
--------------------------------------------------------------------------------
U.S. federal, state and local tax planning and advice
--------------------------------------------------------------------------------
U.S. federal, state and local tax compliance
--------------------------------------------------------------------------------
International tax planning and advice
--------------------------------------------------------------------------------
International tax compliance
--------------------------------------------------------------------------------
Review of federal, state, local and international
income, franchise and other tax returns
--------------------------------------------------------------------------------
Licensing [or purchase] of income tax preparation
software from the independent auditor, provided the
functionality is limited to preparation of tax returns
--------------------------------------------------------------------------------

                                                                      Appendix D

Pre-Approved Audit-Related Services for Fiscal Year 2004
Dated: _______________, 2004

--------------------------------------------------------------------------------
Service                                                  Estimated Range of Fees
-------                                                  -----------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Exhibit 1

Prohibited Non-Audit Services

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment adviser or investment banking services

o    Legal services

o    Expert services unrelated to the audit

[LAZARE KAPLAN INTERNATIONAL INC. LOGO]

================================================================================

 YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN                NOTICE OF
TO ATTEND THE MEETING, PLEASE DATE, MARK AND SIGN            ANNUAL MEETING
  THE ENCLOSED PROXY CARD AND RETURN IT IN THE               OF STOCKHOLDERS
                ENVELOPE PROVIDED                                  AND
                                                             PROXY STATEMENT

--------------------------------------------------------------------------------

                                   APPENDIX 1


                        LAZARE KAPLAN INTERNATIONAL INC.
           Proxy - Annual Meeting of Shareholders - November 11, 2004
                 (Solicited on Behalf of the Board of Directors)

The undersigned stockholder of Lazare Kaplan International Inc. hereby constitutes and appoints Leon Tempelsman, Lucien Burstein and William H. Moryto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution and revocation, to represent and to vote on behalf of the undersigned all of the shares of the Company's Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sofitel Hotel, 45 West 44th Street, Second Floor, Trocadero Room, New York, NY on November 11, 2004, at 10 a.m. and at any adjournments thereof, upon the following proposals which are more fully described in the notice of, and proxy statement for, the Annual Meeting.

NOTE: This proxy, properly filled in, dated and signed, should be returned promptly in the enclosed postpaid envelope to Mellon Investor Services, Proxy Processing, P.O. Box 3510, S. Hackensack, NJ 07606-9210.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND EACH OF THE ABOVE PROPOSALS AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                         ANNUAL MEETING OF STOCKHOLDERS

                        LAZARE KAPLAN INTERNATIONAL INC.

                           THURSDAY, NOVEMBER 11, 2004
                                   10:00 A.M.
                                  SOFITEL HOTEL
                               45 WEST 44th STREET
                          SECOND FLOOR, TROCADERO ROOM
                               NEW YORK, NY 10036

AGENDA:

    o  ELECTION OF DIRECTORS

    o  RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS
       INDEPENDENT AUDITORS

    o  OTHER BUSINESS

    You can now access your Lazare Kaplan International Inc. account online.

Access your Lazare Kaplan International Inc. stockholder account online via Investor ServiceDirect'r' (ISD).

Mellon Investor Services LLC, Transfer Agent for Lazare Kaplan International Inc., now makes it easy and convenient to get current information on your stockholder account.

      o  View account status                    o  Make address changes
      o  View certificate history               o  Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com

          For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time

                                                         Please           [ ]
                                                         Mark Here
                                                         for Address
                                                         Change or
                                                         Comments
                                                         SEE REVERSE SIDE


                                             FOR                  WITHHOLD
(1) ELECTION OF DIRECTORS              all nominees               AUTHORITY
                                    listed to the left          to vote for
   01 Maurice Tempelsman,                (except                all nominees
   02 Leon Tempelsman,                 as marked to               listed to
   03 Lucien Burstein,                 the contrary)               the left
   04 Myer Feldman,
   05 Richard A. Berenson,                  [ ]                      [ ]
   06 Robert A. Del Genio


(INSTRUCTION: To withhold authority to vote for individual nominee, strike a line right through that nominee's name in the space provided above)

                                                           FOR  AGAINST  ABSTAIN
(2)  Proposal to ratify the appointment of BDO Seidman,
     LLP as the Company's independent auditors for the     [ ]    [ ]      [ ]
     fiscal year ending May 31, 2005.

(3) In their discretion, upon such other matters as properly may come before the Annual Meeting.

 Any of such attorneys and proxies, or their substitutes (or if only one, that one) at said Annual Meeting, and any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

 Receipt is acknowledged of the Notice of Annual Meeting of shareholders, the Proxy Statement accompanying said Notice and the Annual Report to Stockholders for the fiscal year ended May 31, 2004.

 Each of the foregoing matters has been proposed by the Company and is not conditioned on the approval of any other matter.

 IN WITNESS WHEREOF, the undersigned has signed this proxy.


Date:                                             , 2004
     --------------------------------------------

--------------------------------------------------------
Stockholder(s) Signature

--------------------------------------------------------
Stockholder(s) Signature

Signature(s) of stockholder should correspond exactly with the name(s) shown hereon. If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                        LAZARE KAPLAN INTERNATIONAL INC.

--------------------------------------------------------------------------------
                                                                NOTICE OF
  YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU                 ANNUAL MEETING
PLAN TO ATTEND THE MEETING, PLEASE DATE, MARK                OF STOCKHOLDERS
AND SIGN THE ENCLOSED PROXY CARD AND RETURN                        AND
         IT IN THE ENVELOPE PROVIDED                         PROXY STATEMENT
--------------------------------------------------------------------------------

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------           --------------------------------           ------------------------------
             Internet                                  Telephone                                    Mail
     http://www.eproxy.com/lki                      1-800-435-6710                              Mark, sign and date
Use the Internet to vote your proxy.     OR    Use any touch-tone telephone to      OR            your proxy card
Have your proxy card in hand when              vote your proxy. Have your proxy            and return it in the enclosed
you access the web site.                       card in hand when you call.                      postage-paid envelope.
------------------------------------           --------------------------------           ------------------------------

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.





                            STATEMENT OF DIFFERENCES
                            ------------------------

The registered trademark symbol shall be expressed as ..................... 'r'